EXECUTION COPY

As of October 20, 2011

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013

Restricted ADSs / Affiliate (Cusip # 759892995)

Ladies and Gentlemen:

Reference is made to the Deposit Agreement, dated as of May 4, 2011, as amended and supplemented from time to time (the "Deposit Agreement"), by and among Renren Inc., a company organized under the laws of the Cayman Islands (the "Company"), Citibank, N.A., a national banking association ("Citibank") organized and existing under the laws of the United States of America, as Depositary (the "Depositary"), and the Holders and Beneficial Owners of American Depositary Shares (the "ADSs") issued thereunder. All capitalized terms used, but not otherwise defined herein, shall have the meaning assigned thereto in the Deposit Agreement.

The Company desires to establish procedures to enable Affiliates of the Company, the names of which will be provided by the Company to the Depositary from time to time (the "Affiliate Holders"), to hold Shares that constitute Restricted Securities as Restricted ADSs. The Depositary agrees to accommodate the issuance of Restricted ADSs, provided that (a) the terms of deposit of the Restricted Securities for Restricted ADSs neither (i) prejudice any substantial rights of existing Holders and Beneficial Owners of ADSs under the Deposit Agreement, nor (ii) violate or conflict with any law, rule or administrative position applicable to the ADSs, and (b) the terms of the Deposit Agreement are supplemented as set forth in this Letter Agreement to establish procedures for the deposit of Restricted Securities by Affiliate Holders.

The purpose and intent of this Letter Agreement is to supplement the Deposit Agreement for the purpose of accommodating (i) the issuance of Restricted ADSs to the Affiliate Holders, (ii) the sale or transfer of such Restricted ADSs, and (iii) certain ancillary transactions further described below. The Company and the Depositary agree that this Letter Agreement shall be filed as an exhibit to the Company's next Registration Statement on Form F-6 filed in respect of the ADSs under the Securities Act, if any.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree, notwithstanding the terms of the Deposit Agreement, as follows:

1.      Depositary Procedures. The Company consents, under Section 2.3 of the Deposit Agreement, to the deposit by each Affiliate Holder of up to the number of Shares listed opposite such Affiliate Holder's name on lists to be provided by the Company to the Depositary from time to time in writing together with a written request for the Depositary to accept the deposit of such Shares (which request shall not be unreasonably denied) (the "Restricted Shares") and the issuance and delivery by the Depositary of the corresponding number of Restricted ADSs in respect thereof in the form of Uncertificated ADSs, upon the terms of Section 2.13 of the Deposit Agreement, as supplemented by this Letter Agreement, to the Affiliate Holders or their respective designees. The Restricted ADSs described in the immediately preceding sentence and the Restricted Shares represented thereby are referred to herein as the "Designated Restricted ADSs" and the "Designated Shares", respectively. In connection with each deposit of Designated Shares and request for issuance of Designated Restricted ADSs the Company shall deliver to the Depositary a duly completed and signed Consent and Delivery Instruction substantially in the form of Exhibit A hereto (each, a "Consent and Delivery Instruction").

In furtherance of the foregoing, the Company instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in Section 2.14 of the Deposit Agreement as supplemented by this Letter Agreement, to (i) establish procedures to enable (x) the deposit of the Designated Shares with the Custodian by the Affiliate Holders as a valid deposit of Shares under the Deposit Agreement in order to enable the issuance by the Depositary to the Affiliate Holders of Designated Restricted ADSs issued under the terms of this Letter Agreement upon deposit of Designated Shares, and (y) the transfer of the Designated Restricted ADSs, the removal of the transfer and other restrictions with respect to Designated Restricted ADSs in order to create unrestricted ADSs, and the withdrawal of the Designated Shares, in each case upon the terms and conditions set forth in the Deposit Agreement as supplemented by the terms of this Letter Agreement, and (ii) to deliver an account statement (the "Account Statement") to the holders of Designated Restricted ADSs ("Restricted Holders") upon the issuance of the Designated Restricted ADSs, in each case upon the terms set forth herein. Nothing contained in this Letter Agreement shall in any way obligate the Depositary, or give authority to the Depositary, to accept any Shares other than the Designated Shares described herein for deposit under the terms hereof.

2.      Company Assistance. The Company agrees to (i) provide commercially reasonable assistance upon the request of and to the Depositary in the establishment of such procedures to enable the acceptance of the deposit by the Affiliate Holders of the Designated Shares, the issuance of Designated Restricted ADSs, the transfer of Designated Restricted ADSs, the withdrawal of the Designated Shares and the conversion of Designated Restricted ADSs into freely transferable ADSs, and (ii) take all commercially reasonable steps requested by the Depositary to ensure that the acceptance of the deposit of the Designated Shares, the issuance of the Designated Restricted ADSs, the transfer of the Designated Restricted ADSs, the conversion of Designated Restricted ADSs into freely transferable ADSs and the withdrawal of Designated. Shares, in each case upon the terms and conditions set forth herein, do not prejudice any substantial existing rights of Holders and Beneficial Owners of ADSs and do not violate the provisions of the Securities Act or any other applicable laws.

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In furtherance of the foregoing, the Company shall at the time of execution of this Letter Agreement cause its Cayman Islands counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) the Company has duly authorized and executed this Letter Agreement, (ii) this Letter Agreement constitutes a legal, valid and binding obligation of the Company under Cayman Islands law enforceable against the Company upon its terms, (iii) all approvals required by Cayman Islands law to permit the deposit of Designated Shares under the Deposit Agreement and this Letter Agreement have been obtained, and (iv) the terms of this Letter Agreement and the transactions contemplated by this Letter Agreement do not and will not contravene or conflict with any Cayman Islands law of general application.

3.      Limitations on Issuance of Restricted ADSs. The Company hereby instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in this Letter Agreement, to issue and deliver Designated Restricted ADSs only (x) in the case of initial issuance upon receipt of (i) confirmation from the Custodian of the receipt of the due deposit of the Designated Shares by an Affiliate Holder, and (ii) payment of the applicable fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement upon the deposit of Shares and the issuance of ADSs, and (y) in the event of any corporate action of the Company which results in the issuance of Restricted ADSs to the holder(s) of the Designated Restricted ADSs.

The Depositary shall cause the Designated Restricted ADSs issued upon the deposit of Designated Shares to be separately identified on the books of the Depositary under CUSIP # 759892995 and the Designated Shares to be held, to the extent practicable, separate and distinct by the Custodian from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement that are not Restricted ADSs. The Depositary is hereby authorized and directed (notwithstanding the terms of Section 2.14 of the Deposit Agreement) to issue the Designated Restricted ADSs as Uncertificated ADSs registered in the books of the Depositary in the name of the Affiliate Holders or their designees for the benefit of the Affiliate Holders subject to the restrictions specified in Section 4 below.

4.      Stop Transfer Notation and Legend. The books of the Depositary shall identify the Designated Restricted ADSs as "restricted" and shall contain a "stop transfer" notation to that effect. The Account Statement to be sent by the Depositary to the Restricted Holders upon the issuance of Designated Restricted ADSs shall contain the following legend:

THE RESTRICTED AMERICAN DEPOSITARY SHARES ("RESTRICTED ADSs") CREDITED TO YOUR ACCOUNT AND THE UNDERLYING RESTRICTED SHARES ("RESTRICTED SHARES") OF THE COMPANY ARE SUBJECT TO THE TERMS OF THE LETTER AGREEMENT, DATED AS OF OCTOBER 20, 2011 (THE "RESTRICTED LETTER AGREEMENT") AND THE DEPOSIT AGREEMENT, DATED AS OF MAY 4, 2011, AS AMENDED AND SUPPLEMENTED (AS SO AMENDED AND SUPPLEMENTED, THE "DEPOSIT AGREEMENT"). ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN, HAVE THE MEANING GIVEN TO SUCH TERMS IN THE RESTRICTED LETTER AGREEMENT, OR IF NOT DEFINED THEREIN, IN THE DEPOSIT AGREEMENT.

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HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs BY ACCEPTING AND HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE RESTRICTED LETTER AGREEMENT. AT THE TIME OF ISSUANCE OF THE RESTRICTED ADSs, THE SHARES REPRESENTED THEREBY HAD NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SUCH SHARES AND ADSs HAD NOT BEEN REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LA WS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (B) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND, IN EACH CASE OF (A) OR (B) ABOVE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LA WS OF THE STATES OF THE UNITED STATES.

PRIOR TO THE SALE OF THE RESTRICTED ADSs AND ISSUANCE OF FREEL Y TRANSFERABLE ADSs IN RESPECT THEREOF, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A RESALE CERTIFICATION AND ISSUANCE INSTRUCTION IN THE FORM ATTACHED TO THE RESTRICTED LETTER AGREEMENT. PRIOR TO THE WITHDRAWAL OF THE RESTRICTED SHARES, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A WITHDRAWAL CERTIFICATION IN THE FORM ATTACHED TO THE RESTRICTED LETTER AGREEMENT. THE TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN THE RESTRICTED LETTER AGREEMENT SHALL REMAIN APPLICABLE WITH RESPECT TO THE RESTRICTED ADSs AND THE RESTRICTED SHARES UNTIL SUCH TIME AS THE PROCEDURES SET FORTH IN THE RESTRICTED LETTER AGREEMENT FOR REMOVAL OF RESTRICTIONS ARE SATISFIED. NEITHER THE COMPANY NOR THE DEPOSITARY MAKES ANY REPRESENTATION AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALE OF THE RESTRICTED SHARES OR THE RESTRICTED ADSs. A COPY OF THE DEPOSIT AGREEMENT AND OF THE RESTRICTED LETTER AGREEMENT MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.

5.      Limitations on Transfer of Designated Restricted ADSs. The Designated Restricted ADSs shall be transferable only by the Restricted Holder thereof upon delivery to the Depositary of (i) all applicable documentation otherwise contemplated by the Deposit Agreement, (ii) a Transfer Certificate from the transferring Restricted Holder substantially in the form attached hereto as Exhibit B and (iii) such other documents as may reasonably be requested by the Depositary under the terms hereof.

6.      Limitations On Cancellation of Designated Restricted ADSs. The Company instructs the Depositary, and the Depositary agrees, not to release any Designated Shares or cancel any Designated Restricted ADSs for the purpose of withdrawing the underlying Designated Shares unless (x) the conditions applicable to the withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied (except for any conditions relating to the Shares not being Restricted Securities), and (y) the Depositary shall have received from the person requesting the withdrawal of the Designated Shares a duly completed and signed Withdrawal Certification substantially in the form attached hereto as Exhibit C (such certification, a "Withdrawal Certification").

4

7.      Fungibility. Except as contemplated herein and except as required by applicable law, the Designated Restricted ADSs shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADSs issued and outstanding under the terms of the Deposit Agreement that are not Restricted ADSs. Nothing contained herein shall obligate the Depositary to treat Holders of Designated Restricted ADSs on terms more favorable than those accorded to Holders of ADSs under the Deposit Agreement.

8.      Limitations On Exchange of Designated Restricted ADSs for ADSs. The Company instructs the Depositary, and the Depositary agrees, to cancel the Designated Restricted ADSs and to issue and deliver freely transferable ADSs in respect thereof upon receipt of (i) a duly completed and signed Resale Certification and Issuance Instruction, substantially in the form attached hereto as Exhibit D (the "Resale Certification and Issuance Instruction"), (ii) an opinion of U.S. securities counsel contemplated in the Resale Certification and Issuance Instruction, (iii) payment of the issuance fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Letter Agreement, and (iv) any other documents as may reasonably be requested by the Depositary under the terms of the Deposit Agreement and this Letter Agreement.

9.      Removal of Restrictions. The Company may instruct the Depositary from time to time in writing that some or all of the Designated Restricted ADSs no longer constitute Restricted Securities. The Depositary shall remove all stop transfer notations from its records in respect of specified Designated Restricted ADSs and shall treat such Designated Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs upon receipt of (x) written instructions from the Company to do so, and (y) an opinion of U.S. counsel to the Company stating, inter alia, that the removal of the restrictive notations with respect to Designated Restricted ADSs and the Designated Shares does not violate U.S. Securities laws. Upon receipt of such instructions and opinion of counsel, the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable Designated Restricted ADSs and the ADSs that are not Restricted ADSs, including, without limitation, by (a) removing the stop transfer notations on its records in respect of the applicable ADSs previously identified as Designated Restricted ADSs, and (b) making the formerly Designated Restricted ADSs eligible for Pre-Release Transactions and for inclusion in the applicable book-entry settlement system.

10.    Representations and Warranties. The Company hereby represents and warrants to the Depositary that (i) to the Company's knowledge, none of the terms of the Letter Agreement and none of the transactions contemplated in the Letter Agreement violate any court judgment or order issued against the Company or any material contract to which it is a party, and (ii) in connection with each deposit of Designated Restricted Shares and request for issuance and delivery of Designated Restricted ADSs it will make the representations set forth in the Consent and Delivery Instruction. The representations and warranties made herein and in each of the Consent and Delivery Instruction delivered to the Depositary shall survive each deposit of Designated Shares and each issuance of Designated Restricted ADSs hereunder.

5

11.    Indemnitv. Each of the Company and the Depositary acknowledges and agrees that the indemnification provisions of Section 5.8 of the Deposit Agreement shall apply to the acceptance of Designated Shares for deposit, the issuance of Designated Restricted ADSs, the transfer of the Designated Restricted ADSs, the addition/removal of the transfer and other restrictions set forth herein with respect to ADSs/Restricted ADSs, and the withdrawal of Designated Shares, in each case upon the terms set forth herein, as well as to any other acts performed or omitted by the Depositary as contemplated by this Letter Agreement.

This Letter Agreement shall be interpreted and all the rights and obligations hereunder shall be governed by the laws of the State of New York without regard to the principles of conflicts of law thereof. This Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of such counterparts shall constitute the same agreement.

The Company and the Depositary have caused this Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

RENREN INC. By: /s/ Jian Liu Name: Jian Liu Title: Director and Chief Operating Officer CITIBANK, N.A. as Depositary By: ______________ Name: Title:

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Consent and Delivery Instruction delivered to the Depositary shall survive each deposit of Designated Shares and each issuance of Designated Restricted ADSs hereunder.

11.    Indemnity. Each of the Company and the Depositary acknowledges and agrees that the indemnification provisions of Section 5.8 of the Deposit Agreement shall apply to the acceptance of Designated Shares for deposit, the issuance of Designated Restricted ADSs, the transfer of the Designated Restricted ADSs, the addition/removal of the transfer and other restrictions set forth herein with respect to ADSs/Restricted ADSs, and the withdrawal of Designated Shares, in each case upon the terms set forth herein, as well as to any other acts performed or omitted by the Depositary as contemplated by this Letter Agreement.

This Letter Agreement shall be interpreted and all the rights and ob1igations hereunder shall be governed by the laws of the State of New York without regard to the principles of conflicts of law thereof. This Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of such counterparts shall constitute the same agreement.

The Company and the Depositary have caused this Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duty authorized as of the date set forth above.

RENRENINC. By: ______________ Name: Title: CITIBANK, N.A. as Depositary By: /s/ Susan A. Lucanto Name: Susan A. Lucanto Title: Vice President

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EXHIBITS

A	Consent and Delivery Instruction
B	Withdrawal Certification
C	Transfer Certificate
D	Resale Certification and Instruction Letter

8

EXHIBIT A
to

Letter Agreement, dated as of October 20, 2011
(the "Letter Agreement"), by and between
Renren Inc.
and
Citibank, N.A.

CONSENT AND DELIVERY INSTRUCTION

____________, ________

Citibank, N.A.,
as Depositary
ADR Department
388 Greenwich Street, 14th Floor
New York, New York 10013
Attention: Account Management

Renren Inc. (Cusip # 759892995)

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of May 4,2011, as amended and supplemented from time to time (the "Deposit Agreement"), by and among Renren Inc. (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and the Holders and Beneficial Owners of American Depositary Shares (the "ADSs") issued thereunder, and (ii) the Letter Agreement, dated as of October 20, 2011 (the "Restricted Letter Agreement"), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted Letter Agreement.

The Company hereby deposits the Designated Shares specified in Schedule I hereto on behalf of the specified beneficial owners thereof and hereby consents to the issuance by the Depositary of the corresponding Designated Restricted ADSs.

The Company hereby represents and warrants to the Depositary that (a) the Designated Shares being deposited for the purpose of the issuance of Designated Restricted ADSs are validly issued, fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares, (b) the deposit of the specified Designated Shares and the issuance and delivery of Designated Restricted ADSs in respect thereof, in each case upon the terms contemplated in the Restricted Letter Agreement, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (c) all approvals required by Cayman Islands law to permit the deposit of the specified Designated Shares under the Deposit Agreement and the Restricted Letter Agreement have been obtained prior to the deposit of the specified Designated Shares, (d) the Designated Shares are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement, and ( e) the specified beneficial owners of the Designated Shares specified on Schedule I hereto will be the Beneficial Owners of the corresponding Designated Restricted ADSs immediately following the deposit of the Designated Shares.

Exh. A-1

The Company has caused this Consent and Delivery Instruction to be executed and delivered on its behalf by their respective officers thereunto duly authorized as of the date set forth above.

RENRENINC.

By:
Name:
Title:

Exh. A-2

Schedule I
Designated Shares	Designated Restricted ADSs	Name and Address of Beneficial Owner of Designated Restricted ADSs Shares ADSs
_______________Shares	________ ADSs

Exh. A-3

EXHIBITB
to

Letter Agreement, dated as of October 20, 2011
(the "Letter Agreement"), by and between
Renren Inc.
and
Citibank, N.A.

TRANSFER CERTIFICATE

____________, ________

Citibank, N.A.,
as Depositary
ADR Department
388 Greenwich Street, 14th Floor
New York, New York 10013
Attention: Account Management

Renren Inc. (Cusip # 759892995)

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of May 4, 2011, as amended and supplemented from time to time (the "Deposit Agreement"), by and among Renren Inc. (the "Company"), Citibank, N.A., as Depositary (the "Depositary"),and the Holders and Beneficial Owners of American Depositary Shares (the "ADSs") issued thereunder, and (ii) the Letter Agreement, dated as of October 20,2011 (the "Restricted Letter Agreement"), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted Letter Agreement.

In connection with the transfer of the Restricted ADSs surrendered herewith (the "Surrendered Restricted ADSs"), the undersigned Holder certifies that:

(CHECK ONE)

___	(a)
The Surrendered Restricted ADSs are being transferred to a person who the undersigned Holder reasonably believes is a "Qualified Institutional Buyer" (within the meaning of Rule 144A under the Securities Act) for the account of a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A under the Securities Act and the transferee is acquiring the Surrendered Restricted ADSs for investment purposes only without a view to distribution.

Exh. B-1

OR

___	(b)
The Surrendered Restricted ADSs are being transferred to a person other than a U.S. Person (as defined in Regulation S under the Securities Act) in an offshore transaction meeting the requirements of Regulation Sunder the Securities Act and the transferee is acquiring the Surrendered Restricted ADSs for investment purposes without a view to distribution.

If neither of the items above is checked, the Depositary shall not be obligated to register the Surrendered Restricted ADSs in the name of any person other than the Holder thereof unless and until the conditions to any such transfer or registration set forth in the Deposit Agreement and the Restricted ADR shall have been satisfied.

The transferee has and, if acting on behalf of the Beneficial Owner, such Beneficial Owner has agreed to take a Restricted ADSs identical to the Restricted ADSs surrendered for transfer and subject to the same restrictions on transfer set forth on the Restricted ADR.

By:
Name:
Title:
Dated:

Exh. B-2

EXHIBIT C
to

Letter Agreement, dated as of October 20, 2011
(the "Letter Agreement"), by and between
Renren Inc.
and
Citibank, N .A.

WITHDRAWAL CERTIFICATION

____________, ________

Citibank, N.A.,
as Depositary
ADR Department
388 Greenwich Street, 14th Floor
New York, New York 10013
Attention: Account Management

Renren Inc. (Cusip# 759892995)

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of May 4,2011, as amended and supplemented from time to time (the "Deposit Agreement"), by and among Renren Inc. (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and the Holders and Beneficial Owners of American Depositary Shares (the "ADSs") issued thereunder, and (ii) the Letter Agreement, dated as of October 20, 2011 (the "Restricted Letter Agreement"), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted Letter Agreement.

1.      This Withdrawal Certification is being furnished in connection with the withdrawal of Restricted Shares upon surrender of Restricted ADSs to the Depositary.

2.      We acknowledge, or, if we are acting for the account of another person, such person has confirmed to us that it acknowledges, that the Restricted ADSs and the Restricted Shares represented thereby have not been registered under the Securities Act.

3.      We certify that either (check one):

(a)   ___      we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs or the Restricted Shares represented thereby to persons located outside the United States (as defined in Regulation S under the Securities Act) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, or

(b)   ___      we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs or the Restricted Shares represented thereby in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, or

(c)   ___      we will be the beneficial owner of the Restricted Shares upon withdrawal, and, accordingly, we agree that (x) we will not offer, sell, pledge or otherwise transfer the Restricted Shares except (A) in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, if available, (B) in an offshore transaction (as defined in Regulation S under the Securities Act) to persons other than U.S. Persons (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act, (C) pursuant to any other available exemption from the registration requirements of the Securities Act, or (D) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of the states of the United States, and (y) we will not deposit or cause to be deposited such Restricted Shares into any depositary receipt facility established or maintained by a depositary bank (including any such facility maintained by the Depositary), so long as such Restricted Shares are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act.

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs specified below, to deliver the Shares represented thereby as specified below and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not cancelled pursuant to these instructions. The undersigned appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned.

Exh. C-1

Name of Owner:	_________________________________

Social Security Number or Taxpayer Identification Number of Owner:	_________________________________

Account Number of Owner:	_________________________________

Number of Restricted ADSs to be cancelled:	_________________________________

Delivery Information for delivery	_________________________________
of Shares Represented by	_________________________________
Restricted ADSs to be cancelled:	_________________________________

Date:	_________________________________

Signature of Owner:	_________________________________ (Identify Title if Acting in Representative Capacity)

SIGNATURE GUARANTEE

Name of Firm Issuing Guarantee:___________________________________________________________

Authorized Signature of Officer:____________________________________________________________

Title of Officer Signing This Guarantee:______________________________________________________

Address:_____________________________________________________________________________

____________________________________________________________________________________

Area Code and Telephone Number:_________________________________________________________

Dated:_______________________________________________________________________________

Exh. C-2

EXHIBITD
to

Letter Agreement, dated as of October 20, 2011
(the "Letter Agreement"), by and between
Renren Inc.
and
Citibank, N .A.

RESALE CERTIFICATION AND INSTRUCTION LETTER

Citibank, N .A., as Depositary
ADR Department
388 Greenwich Street, 14th Floor
New York, New York 10013
Attention: Account Management

Attn.: Broker Services

Renren Inc. (Cusip No. 759892995)
Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of May 4,2011, as amended and supplemented from time to time (the "Deposit Agreement"), by and among Renren Inc., a company organized under the laws of the Cayman Islands (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and all Holders from time to time of American Depositary Shares (the "ADSs") issued thereunder, and (ii) the Restricted Letter Agreement, dated as of October 20,2011 (the "Restricted Letter Agreement"), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted Letter Agreement.

This Resale Certification is being provided in connection with our request to the Depositary to transfer the Restricted ADSs specified below (CUSIP No.: 759892995) registered in the name of the undersigned or the undersigned's designee in the form of freely transferable ADSs in connection with our sale of such ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement (the "Sale").

Exh. D-1

The undersigned certifies that (please check appropriate box below):

☐ Sale Pursuant to Resale Registration Statement: (x) the Sale pursuant to which its Restricted ADSs are being sold is covered by a registration statement under the Securities Act that has been declared effective by the Commission and is currently in effect, (y) the ADSs to be delivered upon such sale are not "Restricted Securities" (within the meaning of Rule 144(a)(3) under the Securities Act), and (z) the undersigned has satisfied all applicable prospectus delivery requirements under the Securities Act;

OR

** ☐ Sale Exempt from Registration (Post Six Months Sales only): (x) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are not held by an affiliate of the Company or a person who has been an affiliate of the Company during the preceding three months, (y) at least six months has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an affiliate of the Company, and (z) the Company is, and has been for a period of at least 90 days immediately prior to the sale has been, subject to the reporting requirements of Sections 13 or l5(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has filed all required reports under Sections 13 and l5(d) of the Exchange Act (as applicable) during the 12 months preceding the sale (other than Form 6-K reports),

OR

** ☐ Sale Exempt from Registration (Post One Year Sales only): (x) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are not held by an affiliate of the Company or a person who has been an affiliate of the Company during the preceding three months, and (y) at least one year has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an affiliate of the Company,

OR

** ☐ Sale Exempt from Registration (Sales other than Post Six Months Sales or Post One Year Sales): the Restricted ADSs to be transferred and the Restricted Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not "Restricted Securities" (within the meaning of Rule 144(a)(3) under the Securities Act).

_____________________
** The delivery of the requisite opinion of counsel to cover this transaction is the sole responsibility of the selling Restricted ADS holder.

Exh. D-2

The undersigned hereby requests that the Depositary:

(i)	debit from the undersigned's account specified below, for the issuance of unrestricted ADSs, the following number of Restricted ADSs:

___________________________________
Restricted ADSs (CUSIP No.: 759892995), and

(ii)	following the debit of the Restricted ADSs as contemplated in (i)above, issue and deliver "free" the following number of ADSs:

___________________
(CUSIP No.: 759892102)

to the person(s) identified below:

1.      If ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of the undersigned:

Name of DTC Participant acting for undersigned:	___________________________________

DTC Participant Account No.:	___________________________________

Account No. for undersigned at DTC Participant (f/b/o information):	___________________________________

Onward Delivery Instructions of undersigned:	___________________________________

Contact person at DTC Participant:	___________________________________

Daytime telephone number of contact person at DTC Participant:	___________________________________

2.      If ADSs are to be issued delivered in the form of Uncertificated ADSs or in the form of an A DR:

Name of Purchaser:	___________________________________

Street Address:	___________________________________

City, State, and Country:	___________________________________

Nationality:	___________________________________

Social Security or Tax Identification Number:	___________________________________

Exh. D-3

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs to be transferred to the purchaser pursuant to the Sale and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not transferred pursuant to the Sale. The undersigned irrevocably appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned.

Name of Owner:	___________________________________

Social Security Number or Taxpayer Identification Number of Owner:	___________________________________

Account Number of Owner:	___________________________________

Date:	___________________________________

Signature of Owner:	___________________________________ (Identify Title if Acting in Representative Capacity)

SIGNATURE GUARANTEE
Name of Firm Issuing Guarantee:___________________________________________________________

Authorized Signature of Officer:____________________________________________________________

Title of Officer Signing This Guarantee:______________________________________________________

Address:_____________________________________________________________________________

____________________________________________________________________________________

Area Code and Telephone Number:_________________________________________________________

Dated:_______________________________________________________________________________

Exh. D-4